UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2023

Rithm Capital Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)
001-35777		45-3449660
(Commission File Number)		(IRS Employer Identification No.)

799 Broadway New York, New York	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 850-7770

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	RITM	New York Stock Exchange
7.50% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	RITM PR A	New York Stock Exchange
7.125% Series B Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	RITM PR B	New York Stock Exchange
6.375% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	RITM PR C	New York Stock Exchange
7.00% Fixed-Rate Reset Series D Cumulative Redeemable Preferred Stock	RITM PR D	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 7.01.	Regulation FD Disclosure.

On November 17, 2023 (the “Closing Date”), Rithm Capital Corp., a Delaware corporation (“Rithm”), issued a press release announcing the completion of the transactions (the “Transactions”) contemplated by the Agreement and Plan of Merger, dated July 23, 2023 (the “Merger Agreement”, and collectively with Amendment No. 1 to the Merger Agreement, dated as of October 12, 2023 (the “First Amendment”), and Amendment No. 2 to the Merger Agreement, dated as of October 26, 2023 (the “Second Amendment”), the “Amended Merger Agreement”), by and among Rithm, Sculptor Capital Management, Inc., a Delaware corporation (“Sculptor”), Sculptor Capital LP, a Delaware limited partnership and subsidiary of Sculptor (“Capital LP”), Sculptor Capital Advisors LP, a Delaware limited partnership and subsidiary of Sculptor (“Advisors LP”), Sculptor Capital Advisors II LP, a Delaware limited partnership and subsidiary of Sculptor (“Advisors II LP” and, collectively with Capital LP and Advisors LP, the “Operating Partnerships” and each Operating Partnership, in its capacity as the limited partnership surviving the LP Mergers (as defined below), a “Surviving Limited Partnership” and, collectively, the “Surviving Limited Partnerships”), Calder Sub, Inc., a Delaware corporation and subsidiary of Rithm (“Merger Sub Inc.”), Calder Sub I, LP, a Delaware limited partnership and subsidiary of Rithm (“Merger Sub I”), Calder Sub II, LP, a Delaware limited partnership and subsidiary of Rithm (“Merger Sub II”), and Calder Sub III, LP, a Delaware limited partnership and subsidiary of Rithm (“Merger Sub III” and, collectively with Merger Sub I and Merger Sub II, the “LP Merger Subs” and, collectively with Merger Sub Inc., the “Merger Subs”).

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and the information contained therein is incorporated by reference into this Item 7.01.

The information contained in the press release is being furnished, not filed, pursuant to this Item 7.01. Accordingly, such information will not be incorporated by reference into any filing filed by Rithm under the Securities Act of 1933 or the Securities Exchange Act of 1934, unless specifically identified therein as being incorporated by reference therein. The furnishing of the information in this Current Report on Form 8-K with respect to the press release is not intended to, and does not, constitute a determination or admission by Rithm that such information is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Rithm.

Item 8.01.	Other Events.

On the Closing Date, Rithm completed the previously announced acquisition of Sculptor pursuant to the Amended Merger Agreement. Pursuant to the Amended Merger Agreement, on the Closing Date, (i) Merger Sub Inc. was merged with and into Sculptor, with Sculptor surviving such merger as the surviving corporation (the “Surviving Corporation”) (the “Public Merger”), (ii) Merger Sub I was merged with and into Capital LP, with Capital LP surviving such merger as the surviving partnership (the “LP Merger I”), (iii) Merger Sub II was merged with and into Advisors LP, with Advisors LP surviving such merger as the surviving partnership (the “LP Merger II”), and (iv) Merger Sub III was merged with and into Advisors II LP, with Advisors II LP surviving such merger as the surviving partnership (the “LP Merger III” and, collectively with the LP Merger I and the LP Merger II, the “LP Mergers”). The Public Merger became effective at the time the Certificate of Merger for the Public Merger was filed with the Delaware Secretary of State on the Closing Date (the “Effective Time”) and the LP Mergers became effective at the time the applicable Certificate of Merger for the LP Mergers were filed with the Delaware Secretary of State on the Closing Date (the “LP Mergers Effective Time”).

Pursuant to the Amended Merger Agreement, at the Effective Time, (i) each share of Class A common stock, $0.01 par value per share, of Sculptor (the “Class A Common Stock”) issued and outstanding immediately prior to the Effective Time (but excluding (x) any shares of Sculptor Common Stock (as defined below) that were owned directly by Rithm, Merger Sub Inc. or any of their subsidiaries immediately prior to the Effective Time or held in treasury of Sculptor, (y) any shares of Sculptor Common Stock as to which appraisal rights have been properly exercised and (z) any unvested Sculptor Restricted Stock Awards (as defined below and treatment of which is described below) that were cancelled without payment in respect thereof pursuant to Section 3.06(c) of the Amended Merger Agreement) was cancelled and converted into the right to receive an amount in cash equal to $12.70, without interest (the “Public Merger Consideration”), (ii) each share of Class B common stock, $0.01 par value per share, of Sculptor (the “Class B Common Stock” and, together with the Class A Common Stock, the “Sculptor Common Stock”) issued and outstanding immediately prior to the Effective Time was cancelled and no payment was made in respect thereof and (iii) each issued and outstanding share of common stock, par value $0.01 per share, of Merger Sub Inc. issued and outstanding immediately prior to the Effective Time was converted into and became one (1) fully paid and non-assessable share of common stock, par value $0.01 per share, of the Surviving Corporation.

Pursuant to the Amended Merger Agreement, at the LP Mergers Effective Time, each Class A common unit of the Operating Partnerships (“LP Class A Unit”), Class A-1 common unit of the Operating Partnerships (“LP Class A-1 Unit”), Class E common unit of the Operating Partnerships (“LP Class E Unit”), Class P common unit of the Operating Partnerships (“LP Class P Unit”) and Class P-4 common unit of the Operating Partnerships (“LP Class P-4 Unit”) issued and outstanding immediately prior to the LP Mergers Effective Time that was vested at the LP Mergers Effective Time or vested as a result of the consummation of the Transactions, in each case, in accordance with the limited partnership agreements of the Operating Partnerships (the “Operating Partnership LPAs”), and any applicable award agreement (but excluding (x) any units of the Operating Partnerships that were owned directly by Rithm, the LP Merger Subs or any of their subsidiaries or held in treasury of the Operating Partnerships and (y) Unvested Units (as defined below)) were converted into the right to receive an amount in cash equal to the applicable per-unit amount that a holder of such unit of the Operating Partnership (an “Operating Partnership Unit”) was entitled to receive in a liquidity event pursuant to the terms of each of the Operating Partnership LPAs (where the aggregate amount payable by the Operating Partnerships was $177,856,138, payable to the holder thereof, without interest (the “LP Merger Consideration”), which equated to approximately $7.33 for each LP Class A Unit and each LP Class A-1 Unit and $0 for each LP Class E Unit, LP Class P Unit and LP Class P-4 Unit.

Pursuant to the Amended Merger Agreement, at the LP Mergers Effective Time, (i) each Operating Partnership Unit held by a Sculptor service provider that was unvested at the LP Mergers Effective Time and that did not vest as a result of the consummation of the Transactions (the “Unvested Units”), (ii) each LP profit sharing interest and (iii) each Class C non-equity interest of the Operating Partnerships, in each case of clauses (i), (ii) and (iii), ceased to exist and no payment was made in respect thereof. Additionally, pursuant to the Amended Merger Agreement, at the LP Mergers Effective Time, (a) each Class B common unit of the Operating Partnerships (the “LP Class B Units”) that was issued and outstanding immediately prior to the LP Mergers Effective Time continued to remain outstanding as LP Class B Units of the applicable Surviving Limited Partnership following the LP Mergers Effective Time, (b) each general partner interest of Sculptor Capital Holding Corporation, a Delaware corporation and subsidiary of Sculptor (the “General Partner”), as general partner of each Operating Partnership, outstanding immediately prior to the LP Mergers Effective Time remained outstanding following the LP Mergers Effective Time and the General Partner continued as the general partner of each Operating Partnership, and (c) each issued and outstanding limited partner interest of Merger Sub I, Merger Sub II and Merger Sub III issued and outstanding immediately prior to the LP Mergers Effective Time was converted into one (1) Class A common unit of the applicable Surviving Limited Partnership and the holder of such limited partner interest of Merger Sub I, Merger Sub II and Merger Sub III was admitted as a limited partner of the applicable Surviving Limited Partnership.

In addition, pursuant to the Amended Merger Agreement, at the Effective Time (i) each outstanding award of performance-based restricted shares of Sculptor Common Stock or performance-based restricted stock units in respect of shares of Sculptor Common Stock granted pursuant to Sculptor’s equity incentive plans (each, a “Sculptor Performance Award”) that was vested or vested at the Effective Time pursuant to its terms was cancelled and converted into the right to receive the Public Merger Consideration with respect to each share of Sculptor Common Stock underlying such Sculptor Performance Award, less any applicable withholding taxes and each other Sculptor Performance Award that remained outstanding as of the Effective Time, and any Sculptor Performance Award that immediately prior to the Effective Time was permitted to be or was automatically cancelled pursuant to its terms, was cancelled at the Effective Time without any consideration therefor; (ii) each outstanding award of service-based restricted stock units in respect of shares of Sculptor Common Stock (including any such award to be settled in cash) granted pursuant to Sculptor’s equity incentive plans (each, a “Sculptor RSU Award”) that was vested or that vested at the Effective Time pursuant to its terms was cancelled and converted into the right to receive the Public Merger Consideration with respect to each share of Sculptor Common Stock underlying such Sculptor RSU Award, less any applicable withholding taxes; (iii) each outstanding award of service-based restricted shares of Sculptor Common Stock granted pursuant to Sculptor’s equity incentive plans (each, a “Sculptor Restricted Stock Award”) that was vested or that vested as of the Effective Time pursuant to its terms was cancelled and converted into the right to receive the Public Merger Consideration, less any applicable withholding taxes; and (iv) each Sculptor RSU Award or Sculptor Restricted Stock Award that remained outstanding immediately prior to the Effective Time that was unvested was automatically cancelled and converted into a restricted cash award (a “Converted Stock Award”) which has a cash value equal to the product of (x) the aggregate number of shares of Sculptor Common Stock underlying such unvested Sculptor RSU Award or Sculptor Restricted Stock Award, as applicable, immediately prior to the Effective Time multiplied by (y) the Public Merger Consideration. Each Converted Stock Award is subject to substantially the same terms and conditions as applied to the corresponding Sculptor RSU Award or Sculptor Restricted Stock Award, as applicable, immediately prior to the Effective Time and will be paid (less applicable withholding taxes) promptly upon vesting.

The foregoing description of the Amended Merger Agreement, the Public Merger, the LP Mergers and the other Transactions is not complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, the First Amendment and the Second Amendment, copies of which are filed as Exhibit 2.1, Exhibit 2.2 and Exhibit 2.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1
Agreement and Plan of Merger, dated as of July 23, 2023, by and among Rithm Capital Corp., Sculptor Capital Management, Inc., Sculptor Capital LP, Sculptor Capital Advisors LP, Sculptor Capital Advisors II LP, Calder Sub, Inc., Calder Sub I, LP, Calder Sub II, LP, and Calder Sub III, LP (incorporated herein by reference to Exhibit 2.1 of Rithm Capital Corp.’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 24, 2023).*

2.2
Amendment No. 1 to Agreement and Plan of Merger, dated as of October 12, 2023, by and among Rithm Capital Corp., Calder Sub, Inc., Calder Sub I, LP, Calder Sub II, LP, and Calder Sub III, LP, Sculptor Capital Management, Inc., Sculptor Capital LP, Sculptor Capital Advisors LP and Sculptor Capital Advisors II LP (incorporated herein by reference to Exhibit 2.1 of Rithm Capital Corp.’s Current Report on Form 8-K, filed with the SEC on October 12, 2023).

2.3
Amendment No. 2 to Agreement and Plan of Merger, dated as of October 26, 2023, by and among Rithm Capital Corp., Calder Sub, Inc., Calder Sub I, LP, Calder Sub II, LP, and Calder Sub III, LP, Sculptor Capital Management, Inc., Sculptor Capital LP, Sculptor Capital Advisors LP and Sculptor Capital Advisors II LP (incorporated herein by reference to Exhibit 2.1 of Rithm Capital Corp.’s Current Report on Form 8-K, filed with the SEC on October 27, 2023).

99.1	Press Release, dated as of November 17, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules (or similar attachments) have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITHM CAPITAL CORP.
(Registrant)

By:	/s/ Nicola Santoro, Jr.
Name:	Nicola Santoro, Jr.
Title:	Chief Financial Officer and Chief Accounting Officer

Dated: November 17, 2023